Exhibit 99.1

UTStarcom Releases Financial Results for the Second Quarter of 2010

ALAMEDA, Calif., August 4, 2010 — UTStarcom, Inc. (Nasdaq: UTSI), today reported financial results for the second quarter of 2010 ended June 30, 2010.

“Our second quarter performance reflects continued progress towards restructuring the company and an improved business model,” said Peter Blackmore, UTStarcom’s chief executive officer and president. “We are optimistic about the market opportunity for IPTV and broadband in China, India and Japan and remain focused on growing bookings in these areas to achieve profitability.”

Second quarter 2010 Financial Results

Net sales for the second quarter of 2010 were $73.2 million as compared to $80.2 million in the second quarter of 2009. Gross margin for the second quarter of 2010 were 31% as compared to gross loss of 20% in the second quarter of 2009. The operating loss for the second quarter of 2010 and 2009 were $5.1 million and $85.4 million, respectively.

The GAAP net loss attributable to UTStarcom for the second quarter of 2010 was $9.0 million, or a loss of $0.07 per share, as compared to a loss of $84.3 million, or loss of $0.66 per share in the second quarter of 2009.

Second quarter 2010 GAAP operating expenses of 28.0 million include a $2.1 million net gain related to the divestiture of our IP Messaging and US PDSN Assets in the quarter.

Net cash, cash equivalents and short-term investments as of June 30, 2010 was $308.0 million compared to $266.9 million on December 31, 2009.

Non-GAAP Results

To enable a comparison of the financial results for the Company on a year-over-year basis the Company has prepared certain non-GAAP results which present the Company’s results as if both the divestiture of PCD and the wind-down of the Company’s Korea-based handset operations were

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completed as of the beginning of the earliest time-period presented.

The second quarter of 2010 non-GAAP revenue was $73 million, non-GAAP gross margin was 30% and non-GAAP operating loss was $6 million. This compares to the second quarter of 2009 non-GAAP revenue of $83 million, non-GAAP gross margin of 14% and non-GAAP operating loss of $55 million.

Conference Call

The Company will host a conference call to discuss the results at 7:00 a.m. (PT) / 10:00 a.m. (ET) on August 4, 2010.

The conference call dial-in numbers are as follows: United States 877-405-3429; International 702-928-6906. The conference ID number is 8821-7126.

A replay of the call will be available for 7 days. The conference call replay numbers are as follows: United States — 800-642-1687; International — 706-645-9291. The Access Code is 8821-7126.

Investors will also have the opportunity to listen to the conference call and the replay over the Internet through the investor relations section of UTStarcom’s Web site at: http://www.utstar.com.

To listen to the live call, please go to the Web site at least 15 minutes early to register, and to download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will also be available on this site.

Discussion of Non-GAAP Financial Measures

In this earnings release, UTStarcom refers to certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  A reconciliation between non-GAAP and GAAP measures can be found in the accompanying tables. UTStarcom believes that, while these non-GAAP measures are not a substitute for GAAP results, they provide a basis for the Company’s planning and forecasting of future periods. These non-GAAP measures have been reconciled to the nearest GAAP measure as required under Securities and Exchange Commission rules.

On July 1, 2008, the Company divested its Personal Communications Division (“PCD”) which has historically represented a significant portion of the Company’s revenues. In the fourth quarter of 2008, the Company announced actions to wind down its Korea-based handset manufacturing operations. To enable a comparison of the financial results for the Company on a year-over-year and a quarter-over-quarter basis the Company has prepared certain non-GAAP results which present the Company’s results as if both the divestiture of PCD and the wind down of the Company’s Korea-based handset operations were completed prior to each time period presented. The

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reconciliation between GAAP and these non-GAAP financial measures is provided at the end of this press release and on the Company’s website.

About UTStarcom, Inc.

UTStarcom is a global leader in IP-based, end-to-end networking solutions and international service and support. The Company sells its solutions to operators in both emerging and established telecommunications markets around the world. UTStarcom enables its customers to rapidly deploy revenue-generating access services using their existing infrastructure, while providing a migration path to cost-efficient, end-to-end IP networks.

Founded in 1991 and headquartered in Alameda, California, the Company has research and development operations in the United States, China, and India. For more information about UTStarcom, visit the Company’s Web site at http://www.utstar.com.

Forward-Looking Statements

This release includes forward-looking statements, including statements regarding the Company’s strategy to reduce operating expenses, achieve profitability, investment in selective products and certain geographic regions and transition to a new business model. These statements are forward-looking in nature and subject to risks and uncertainties that may cause actual results to differ materially. These risks include [the ability of the Company to realize anticipated results of operational improvements, increase bookings, successfully transition to a new management team and headquarters location, execute on its business plan and manage regulatory matters] as well as risk factors identified in its latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the Securities and Exchange Commission. The Company is in a period of significant transition and in the conduct of its business is exposed to additional risks as a result. All forward-looking statements included in this release are based upon information available to the Company as of the date of this release, which may change, and we assume no obligation to update any such forward-looking statement.

Company Contact:

Linda Rothemund

Market Street Partners

415-445-3236

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UTStarcom, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(Unaudited)

	June 30,	December 31,
	2010	2009
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$307,996	$266,881
Accounts and notes receivable, net	45,204	43,773
Inventories and deferred costs	161,321	202,753
Prepaids and other current assets	79,132	74,354
Total current assets	593,653	587,761
Long-term assets:
Property, plant and equipment, net	5,186	130,612
Long-term deferred costs	180,777	184,978
Other long-term assets	33,679	25,760
Total assets	$813,295	$929,111

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$30,159	$54,115
Customer advances	147,398	120,364
Deferred revenue	162,443	170,777
Other current liabilities	101,097	147,914
Total current liabilities	441,097	493,170
Long-term liabilities:
Long-term deferred revenue and other liabilities	135,159	179,790
Total liabilities	576,256	672,960

Total equity	237,039	256,151
Total liabilities and equity	$813,295	$929,111

UTStarcom, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2010	2009	2010	2009

Net sales	$73,165	$80,163	$154,012	$199,503
Cost of net sales	50,293	96,001	103,931	193,689
Gross profit (loss)	22,872	(15,838)	50,081	5,814
	31%	(20)%	33%	3%
Operating expenses:
Selling, general and administrative	21,162	26,971	51,352	81,151
Research and development	9,078	16,229	19,101	37,737
Restructuring charges / (credit)	(216)	27,757	7,291	32,576
Net gain on divestiture	(2,056)	(1,357)	(3,808)	(1,357)
Total operating expenses	27,968	69,600	73,936	150,107

Operating loss	(5,096)	(85,438)	(23,855)	(144,293)

Interest income, net	382	369	660	828
Other income (expense), net	(4,767)	5,429	100	(1,785)
Loss before income taxes	(9,481)	(79,640)	(23,095)	(145,250)
Income taxes expense	510	(4,659)	(1,843)	(6,483)
Net loss	(8,971)	(84,299)	(24,938)	(151,733)

Net loss attributable to noncontrolling interest	6	16	10	17
Net loss attributable to UTStarcom, Inc.	$(8,965)	$(84,283)	$(24,928)	$(151,716)

Net loss per share attributable to UTStarcom, Inc. - Basic and Diluted	$(0.07)	$(0.66)	$(0.19)	$(1.20)

Weighted average shares used in per share calculation:
Basic and Diluted	130,311	127,160	129,866	126,450

UTStarcom, Inc.

Condensed Consolidated Statements of Cashflows

(in thousands)

(Unaudited)

	Six months ended June 30,
	2010	2009

Net cash used in operating activities	$(84,964)	$(37,136)

Cash flows from investing activities:
Property, plant and equipment, net	(1,826)	(1,337)
Net proceeds from sale of building	123,955	—
Proceeds from divestitures	1,500	—
Proceeds from settlement of an investment interest	481	—
Purchase of an investment interest	(550)
Change in restricted cash	2,998	1,404
Short-term investments, net	(3,837)	808
Other	971	392
Net cash provided by investing activities	123,692	1,267
Cash flows from financing activities:
Other	(30)	(389)
Net cash used in financing activities	(30)	(389)
Effect of exchange rate changes on cash and cash equivalents	2,300	(749)
Net increase (decrease) in cash and cash equivalents	40,998	(37,007)
Cash and cash equivalents at beginning of period	265,843	309,603
Cash and cash equivalents at end of period	$306,841	$272,596

UTSTARCOM, INC.

Aug 4, 2010 Conference Call

RECONCILIATION OF GAAP REVENUE TO NON-GAAP REVENUE

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain non-GAAP measures which are adjusted to present those metrics as if both PCD had been divested and the Korea handsets business had been wound down prior to each time period reflected below.  We believe this enables year over year comparisons to our recent financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted  non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Qtr ended	Qtr ended	Year ended	Qtr ended	Qtr ended	Qtr ended	Qtr ended	Year ended	Qtr ended	Qtr ended
	30-Sep-08	31-Dec-08	31-Dec-08	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09	31-Mar-10	30-Jun-10
GAAP Revenue (a)	$181	$241	$1,641	$119	$80	$71	$116	$386	$81	$73

Less: PCD Segment Revenue (b)	—	—	880	—	—	—	—	—	—	—

Less: Korea Handset Sales to PCD (c)	35	92	127	39	(3)	8	12	56	3	—

Non-GAAP Revenue	$146	$149	$634	$80	$83	$63	$104	$330	$78	$73

(a) GAAP Revenue for each period is the consolidated revenue as reported on Form 10-Q or Form 10-K, as applicable, for such period, except for the consolidated revenue for the quarters ended December 31, 2008 and 2009, which is derived from the revenue reported in the Form 10-Qs and Form 10-K with respect to fiscal years 2008 and 2009.

(b) Effective July 1, 2008 the PCD segment was divested by the Company.

(c) Prior to the July 1, 2008 divestiture of PCD, Korea handset did not record revenue for units shipped to PCD as this activity was an intercompany transfer. After July 1, 2008 this activity was recorded as a third party sale in the Handset segment.

UTSTARCOM, INC.

Aug 4, 2010 Conference Call

RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain non-GAAP measures which are adjusted to present those metrics as if both PCD had been divested and the Korea handsets business had been wound down prior to each time period reflected below.  We believe this enables year over year comparisons to our recent financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Qtr ended	Qtr ended	Year ended	Qtr ended	Qtr ended	Qtr ended	Qtr ended	Year ended	Qtr ended	Qtr ended
	30-Sep-08	31-Dec-08	31-Dec-08	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09	31-Mar-10	30-Jun-10
GAAP Gross Profit (a)	$57	$30	$261	$22	$(16)	$24	$35	$65	$27	$23
GAAP Gross Margin %	31%	12%	16%	18%	(20)%	34%	30%	17%	34%	32%

Less: PCD Segment Gross Profit (b)	—	—	69	—	—	—	—	—	—	—

Less: Korea Handset Gross Profit from Sales to PCD (c)	6	(4)	4	3	(28)	2	2	(21)	1	1

Non-GAAP Gross Profit	$51	$34	$188	$19	$12	$22	$33	$86	$26	$22
Non-GAAP Gross Margin %	35%	23%	30%	24%	14%	35%	32%	26%	33%	30%

(a) GAAP Gross Profit and GAAP Gross Margin % for each period is the consolidated gross profit and gross margin % as reported on Form 10-Q or Form 10-K, as applicable, for such period, except for the consolidated gross profit and gross margin % for the quarter ended December 31, 2008 and 2009, which is derived from the gross profit and gross margin % reported in the Form 10-Qs and Form 10-K with respect to fiscal years 2008 and 2009.

(b) Effective July 1, 2008 the PCD segment was divested by the Company.

(c) Prior to the July 1, 2008 divestiture of PCD, Korea handset earned a gross profit on the intercompany transfer of inventory to PCD. This gross profit was recorded in the Handset segment.  After July 1, 2008 this activity was recorded as a third party transaction.

UTSTARCOM, INC.

Aug 4, 2010 Conference Call

RECONCILIATION OF GAAP OPERATING EXPENSE TO NON-GAAP OPERATING EXPENSE

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain non-GAAP measures which are adjusted to present those metrics as if both PCD had been divested and the Korea handsets business had been wound down prior to each time period reflected below.  We believe this enables year over year comparisons to our recent financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Qtr ended	Qtr ended	Year ended	Qtr ended	Qtr ended	Qtr ended	Qtr ended	Year ended	Qtr ended	Qtr ended
	30-Sep-08	31-Dec-08	31-Dec-08	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09	31-Mar-10	30-Jun-10
GAAP Operating Expense (a)	$92	$109	$437	$81	$70	$58	$76	$285	$46	$28

Less: PCD Operating Expense (b)	—	—	15	—	—	—	—	—	—	—

Less: Korea Handset Operating Expense (c)	10	5	34	3	2	1	—	6	—	—

Non-GAAP Operating Expense	$82	$104	$388	$78	$68	$57	$76	$279	$46	$28

(a) GAAP Operating Expense for each period is the consolidated operating expense as reported on Form 10-Q or Form 10-K, as applicable, for such period, except for the consolidated operating expense for the quarter ended December 31, 2008 and 2009, which is derived from the operating expenses reported in the Form 10-Qs and Form 10-K with respect to the fiscal years 2008 and 2009.

(b) Effective July 1, 2008 the PCD segment was divested by the Company.

(c) Both prior to and after the July 1, 2008 divestiture of PCD, all direct operating expense relating to Korea handset has been recorded in the Handset segment.

UTSTARCOM, INC.

Aug 4, 2010 Conference Call

RECONCILIATION OF GAAP OPERATING LOSS TO  NON-GAAP OPERATING LOSS

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain non-GAAP measures which are adjusted to present those metrics as if both PCD had been divested and the Korea handsets business had been wound down prior to each time period reflected below.  We believe this enables year over year comparisons to our recent financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Qtr ended	Qtr ended	Year ended	Qtr ended	Qtr ended	Qtr ended	Qtr ended	Year ended	Qtr ended	Qtr ended
	30-Sep-08	31-Dec-08	31-Dec-08	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09	31-Mar-10	30-Jun-10
GAAP Operating Loss (a)	$(35)	$(79)	$(176)	$(59)	$(85)	$(34)	$(41)	$(219)	$(19)	$(5)

Less: PCD Operating Profit (b)	—	—	53	—	—	—	—	—	—	—

Less: Korea Handset Operating Income (Loss) (c)	(4)	(9)	(30)	—	(30)	1	2	(27)	1	1

Non-GAAP Operating Loss	$(31)	$(70)	$(199)	$(59)	$(55)	$(35)	$(43)	$(192)	$(20)	$(6)

(a)  GAAP Operating Loss for each period is the consolidated operating loss as reported on Form 10-Q or Form 10-K, as applicable, for such period, except for the consolidated operating loss for the quarter ended December 31,  2008 and 2009, which is derived from the operating loss reported in the Form 10-Qs and Form 10-K with respect to fiscal years 2008 and 2009.

(b) Effective July 1, 2008 the PCD segment was divested by the Company.

(c) Both prior to and after the July 1, 2008 divestiture of PCD, the operating loss relating to Korea handset has been recorded in the Handset segment.

UTSTARCOM, INC.

Aug 4, 2010 Conference Call

ABBREVIATED NON-GAAP P&L STATEMENT (a)

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain non-GAAP measures which are adjusted to present those metrics as if both PCD had been divested and the Korea handsets business had been wound down prior to each time period reflected below.  We believe this enables year over year comparisons to our recent financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

Qtr ended	Qtr ended	Year ended	Qtr ended	Qtr ended	Qtr ended	Qtr ended	Year ended	Qtr ended	Qtr ended
30-Sep-08	31-Dec-08	31-Dec-08	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09	31-Mar-10	30-Jun-10
Non-GAAP Revenue	$146	$149	$634	$80	$83	$63	$104	$330	$78	$73

Non-GAAP Gross Profit	51	34	188	19	12	22	33	86	26	22
Non-GAAP Gross Margin %	35%	23%	30%	24%	14%	35%	32%	26%	33%	30%

Non-GAAP Operating Expense	82	104	388	78	68	57	76	279	46	28

Non-GAAP Operating Loss	$(31)	$(70)	$(199)	$(59)	$(55)	$(35)	$(43)	$(192)	$(20)	$(6)

(a) Please refer to the preceding reconciliation tables for the adjustments to GAAP Revenue, Gross Profit, Operating Expense and Operating Loss.